UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7480 Mission Valley Road, Suite 101

San Diego, California 92108

(Address of Principal Executive Offices)

(619) 683-9830

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On June 5, 2007, Mad Catz Interactive, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mad Catz Interactive, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2007, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the following salary increases for the Company’s executive officers effective as of the beginning of the Company’s 2008 fiscal year.

Name	Title	FY 2007 Base Salary		% Increase	FY 2008 Base Salary
Darren Richardson	President and Chief Executive Officer of the Company	$375,000		3.3	$387,375

Stewart Halpern	Chief Financial Officer of the Company	$225,000		11.9	$251,856

Warren Cook	Senior Vice President – Sales of Mad Catz, Inc.	$200,000		3.3	$206,600

Whitney Peterson	Vice President – Corporate Development and General Counsel of Mad Catz, Inc.	$210,000		3.3	$216,930

Jon Middleton	Vice President – Business Development of Mad Catz, Inc.	$200,000		3.3	$206,600

Kitty Lo	General Manager – Asian Operations of Mad Catz, Inc.	$142,500		3.3	$147,203

Brian Andersen	General Manager – European Operations of Mad Catz, Inc.	£80,745	(1)	3.3	£83,410	(1)

On June 1, 2007, the Compensation Committee also approved the following performance bonuses for the Company’s fiscal 2007, which are in addition to the performance bonuses reported in January 2007.

Name	Title	Additional FY 2007 Bonus	Total FY 2007 Bonus
Darren Richardson	President and Chief Executive Officer of the Company	$187,500	$225,000

Stewart Halpern	Chief Financial Officer of the Company	$0	$22,500

Warren Cook	Senior Vice President – Sales of Mad Catz, Inc.	$30,000	$50,000

Whitney Peterson	Vice President – Corporate Development and General Counsel of Mad Catz, Inc.	$105,000	$126,000

Jon Middleton	Vice President – Business Development of Mad Catz, Inc.	$100,000	$120,000

Kitty Lo	General Manager – Asian Operations of Mad Catz, Inc.	$0	$14,250

Brian Andersen	General Manager – European Operations of Mad Catz, Inc.	$0	£8,075	(1)

On June 1, 2007, the Compensation Committee also approved an executive bonus plan for the Company’s fiscal year 2008. Bonuses awarded under the executive bonus plan will be based upon performance objectives approved by the Compensation Committee, including the Company’s net income in fiscal year 2008.

Name	Title	Target Award as % of Salary	Target Award
Darren Richardson	President and Chief Executive Officer of the Company	60%	$232,425

Stewart Halpern	Chief Financial Officer of the Company	50%	$125,928

Warren Cook	Senior Vice President – Sales of Mad Catz, Inc.	50%	$103,300

Whitney Peterson	Vice President – Corporate Development and General Counsel of Mad Catz, Inc.	25%	$54,233

Jon Middleton	Vice President – Business Development of Mad Catz, Inc.	50%	$103,300

Kitty Lo	General Manager – Asian Operations of Mad Catz, Inc.	25%	$36,801

Brian Andersen	General Manager – European Operations of Mad Catz, Inc.	25%	£20,853	(1)

(1)

Mr. Andersen is compensated in British Pounds Sterling. Based on a conversion rate of £1.98613 to $1.00, Mr. Anderson’s compensation in United States Dollars is (a) fiscal year 2007 base salary: $160,370, fiscal year 2008 base salary: $165,633, (b) fiscal year 2007 bonus: $13,000 and (c) target bonus award for fiscal year 2008: $41,408.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated June 5, 2007, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2007	MAD CATZ INTERACTIVE, INC.

	By:	/s/ STEWART HALPERN
	Name:	Stewart Halpern
	Its:	Chief Financial Officer

Exhibit Index

Exhibit 99.1.	Press Release, dated June 5, 2007, issued by Mad Catz Interactive, Inc.